                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

   Filed by the Registrant [X]                            [ ]  Confidential, for Use of the
   Filed by a Party other than the Registrant [ ]              Commission Only (as permitted by Rule 14a-6(e)(2))
   Check the appropriate box:
   [ ]  Preliminary Proxy Statement
   [X]  Definitive Proxy Statement
   [ ]  Definitive Additional Materials
   [ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                       MULTI-LINK TELECOMMUNICATIONS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
       (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of filing fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

(2) Aggregate number of securities to which transactions applies:

--------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rules 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

(5) Total fee paid:

--------------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:


--------------------------------------------------------------------------------
(2) Form, Schedule or Registration Statement No.:


--------------------------------------------------------------------------------
(3) Filing Party:


--------------------------------------------------------------------------------
(4) Date Filed:


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                                       2

                       MULTI-LINK TELECOMMUNICATIONS, INC.

                                                               February 16, 2001

To the Shareholders of Multi-Link Telecommunications, Inc.

    You are cordially invited to attend the Annual Meeting of Shareholders of MULTI-LINK TELECOMMUNICATIONS, INC., to be held on March 22, 2001, at 2:00 p.m. at the Company's offices at 4704 Harlan Street, Suite 420, Denver, Colorado. I encourage you to attend. Whether or not you plan to attend the meeting, I urge you to complete and sign the accompanying Proxy and return it in the enclosed envelope. Also attached for your review are the formal Notice of Meeting and Proxy Statement.

    On behalf of your Board of Directors and employees, thank you for your continued support of MULTI-LINK TELECOMMUNICATIONS, INC.

                                                      Very truly yours,

                                                      /s/ Nigel V. Alexander,
                                                      Nigel V. Alexander,
                                                      Chief Executive Officer

                       MULTI-LINK TELECOMMUNICATIONS, INC.
                          4704 HARLAN STREET, SUITE 420
                             DENVER, COLORADO 80212

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                 MARCH 22, 2001

TO: The Shareholders of Multi-Link Telecommunications, Inc.:

    The Annual Meeting of Shareholders of Multi-Link Telecommunications, Inc. (the "Company") will be held on March 22, 2001 at 2:00 p.m. at the Company's offices at 4704 Harlan Street, Suite 420, Denver, Colorado.

    The items of business are:

    1. To elect one director to hold office for a three-year term or until his successor is elected;

    2. To ratify the appointment of HEIN + ASSOCIATES LLP as independent auditors of the Company for the fiscal year ending September 30, 2001; and

    3. To transact such other business as may properly come before the meeting or any adjournment thereof.

    Only shareholders of record as shown on the books of the Company at the close of business of February 15, 2001 will be entitled to vote at the meeting and any adjournment thereof.

    THIS NOTICE, THE PROXY STATEMENT AND THE ENCLOSED PROXY ARE SENT TO YOU BY ORDER OF THE BOARD OF DIRECTORS.

                                                       /s/ Nigel V. Alexander
                                                       Nigel V. Alexander,
                                                       Secretary

February 16, 2001
Denver, Colorado

TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON. SHAREHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY DESIRE.

                       MULTI-LINK TELECOMMUNICATIONS, INC.
                          4704 HARLAN STREET, SUITE 420
                             DENVER, COLORADO 80212

                                   ----------


                                 PROXY STATEMENT

                                   ----------


                         ANNUAL MEETING OF SHAREHOLDERS
                                 MARCH 22, 2001

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

    This Proxy Statement is furnished to the record holders of shares of common stock of MULTI-LINK TELECOMMUNICATIONS, INC., a Colorado corporation (the "Company" or "Multi-Link"), as of February 15, 2001, by order of the Board of Directors. This Proxy Statement is furnished in connection with the Board of Directors' solicitation of the enclosed Proxy for the Annual Meeting of Shareholders to be held on March 22, 2001, at 2:00 p.m. at the Company's offices at 4704 Harlan Street, Suite 420, Denver, Colorado. A shareholder giving a Proxy may revoke it at any time prior to the actual voting at the Annual Meeting of Shareholders by filing written notice of revocation with the Secretary of the Company, by attending the Annual Meeting of Shareholders and voting in person, or by filing a new Proxy with the Secretary of the Company. The revocation of a Proxy will not affect any vote taken prior to such revocation. This Proxy Statement is expected to be first mailed to shareholders on or about February 21, 2001.

    The Annual Meeting of Shareholders has been called for the purpose of (i) electing one director for a three-year term, (ii) ratifying the appointment by the Board of Directors of HEIN + ASSOCIATES LLP as the Company's independent auditors, and (iii) transacting such other business as may properly come before the meeting or any adjournment thereof. All properly executed proxies received at or prior to the meeting will be voted at the meeting. If a shareholder directs how a Proxy is to be voted with respect to the business coming before the meeting, the Proxy will be voted in accordance with the shareholder's directions. If a shareholder does not direct how a Proxy is to be voted, it will be voted FOR electing management's nominee as a member of the Company's Board of Directors and FOR ratifying the appointment by the Board of Directors of HEIN + ASSOCIATES LLP as the Company's independent auditors.

                      OUTSTANDING SHARES AND VOTING RIGHTS


    At the close of business on February 15, 2001, the record date for the Annual Meeting of Shareholders, there were 4,084,861 shares of common stock outstanding. Each share of common stock is entitled to one vote on each matter properly coming before the meeting. Cumulative voting for directors is not permitted. A majority of the shares of common stock issued and outstanding must be represented at the Annual Meeting, in person or by proxy, in order to constitute a quorum. An abstention or withholding authority to vote will be counted as present for determining whether the quorum requirement is satisfied. With respect to the vote on any particular proposal, abstentions will be treated as shares present and entitled to vote, and for purposes of determining the outcome of the vote on any such proposal, shall have the same effect as a vote against the proposal. A broker "non-vote" occurs when a nominee holding shares for a beneficial holder does not have discretionary voting power and does not receive voting instructions from the beneficial owner. Broker "non-votes" on a particular proposal will not be treated as shares present and entitled to vote on the proposal.

                                  PROPOSAL ONE

                              ELECTION OF DIRECTOR


    The Board of Directors recommends that the nominee named below be elected to serve as a director of the Company. Directors are elected to serve a three-year term. The Director being elected at this Annual Meeting of Shareholders will serve until the Annual Meeting of Shareholders in 2003, or until his successor has been duly elected and qualified. The nominee has consented to serve if elected, but if the nominee becomes unable to serve, the persons named as proxies may exercise their discretion to vote for a substitute nominee. Assuming a quorum is present, the nominee receiving the highest number of votes cast will be elected as a director.


    THE BOARD RECOMMENDS A VOTE FOR ELECTING THE NOMINEE FOR DIRECTOR SET FORTH BELOW.

DIRECTORS AND EXECUTIVE OFFICERS

    The following table lists the names, ages and positions of the directors and executive officers of the Company as of the date hereof. The members of the Board of Directors are elected to serve three-year terms. All executive officers have been appointed to serve until their successors are elected and qualified. Additional information regarding the business experience, length of time served in each capacity and other matters relevant to each individual is set forth below the table.

    The following table sets forth certain information concerning our executive officers and directors:



                    NAME                                 AGE                       POSITION
                    ----                                ----                       --------
                    Nigel V. Alexander(1)                39     Chief Executive Officer, Treasurer,
                                                                Secretary and Director

                    Shawn B. Stickle(2)                  35     President, Chief Operating Officer and
                                                                Director

                    David J. Cutler                      45     Chief Financial Officer

                    Keith R. Holder(3)                   55     Director

                    R. Brad Stillahn(3)                  46     Director


---------

(1) Class II Director. Nominee for reelection.

(2) Class III Director. Term ends in 2002.

(3) Class I Directors. Term ends in 2003.

Messrs. Holder and Stillahn are members of the audit and compensation committees.

    The directors are elected for a three-year term, with approximately one-third of the board of directors standing for election each year. Each director holds office until the expiration of the director's term, until the director's successor has been duly elected and qualified or until the earlier of their resignation, removal or death. All of our officers devote full-time to our business and affairs.

    Nigel V. Alexander -- Chief Executive Officer, Secretary, Treasurer and Director. Mr. Alexander co-founded Multi-Link in 1996. Mr. Alexander has served since that time as a Managing Director and now as Chief Executive Officer with responsibility for financing, strategic planning and mergers and acquisitions. Mr. Alexander's term as a director ends in 2001. Since January 1996, Mr. Alexander has been the sole owner of Octagon Strategies, Inc., a consultant to us. From September 1994 until founding Multi-Link, Mr. Alexander conducted research into the telecommunications industry to identify the business opportunity we are now pursuing. Mr. Alexander is an Associate of the British Chartered Institute of Bankers. He has over 15 years experience in merchant banking, mergers and acquisitions and corporate finance, including ten years as a merchant banker in London, England and Geneva, Switzerland with Henry Ansbacher & Co. and the Paribas Group.

    Shawn B. Stickle -- President, Chief Operating Officer and Director. Mr. Stickle co-founded Multi-Link in 1996. Mr. Stickle has served since that time as a Managing Director and now as our President and Chief Operating Officer with direct responsibility for all of Multi-Link's operations. Mr. Stickle's term as a director ends in 2002. From February 1995 until January 1996, Mr. Stickle was employed as Executive Vice President of Voice Service, Inc. From 1987 to March 1994, Mr. Stickle was Sales and Marketing Manager for T.A. Pelsue Company, a manufacturer of telecommunications products. Mr. Stickle attended the University of Colorado with an emphasis in Business Administration and Marketing, and is a certified ISO 9000 Quality Assurance Advisor.

    David J. Cutler -- Chief Financial Officer. Mr. Cutler joined us in March 1998 and has served as our Chief Financial Officer since that time. From March 1993 until joining us, Mr. Cutler was a self-employed consultant providing accounting and financial advice to small and medium-sized companies in the United Kingdom and the United States. Mr. Cutler has more than 20 years of experience in international finance, accounting and business administration. He held senior positions with multi-national companies such as Reuters Group Plc and the Schlumberger Ltd. and has served as a director for two British previously publicly quoted companies -- Charterhall Plc and Reliant Group Plc. Mr. Cutler has a masters degree from St. Catherine College in Cambridge, England and qualified as a British Chartered Accountant and as an Associate of the Institute of Taxation with Arthur Andersen & Co. in London. He was subsequently admitted as a Fellow of the UK Institute of Chartered Accountants. In early 1998, he passed the CPA examination in the United States and is now a member of the American Institute of Certified Public Accountants.

    Keith R. Holder -- Director. Mr. Holder became one of our directors in February 1999. Mr. Holder's term as a director ends in 2003. Since January 1998, Mr. Holder has been the Chief Executive Officer of Recovery Specialists Inc., a regional environmental company. From March 1990 to January 1998, Mr. Holder was the founder, Chief Executive Officer and Director of Triumph Fuels Corporation, a gasoline refining, distribution and retailing company. Mr. Holder received his Bachelor of Science degree in Geology from the University of London in 1969.

    R. Brad Stillahn -- Director. Mr. Stillahn became one of our directors in February 1999. Mr. Stillahn's term as a director ends in 2003. Since January 1991, Mr. Stillahn has been the owner, Chairman and Chief Executive Officer of West Tape & Label, Inc., a national custom label printer. From 1987 to 1991, Mr. Stillahn was the Director of Corporate Marketing for Menasha Corporation, a diversified holding company. Mr. Stillahn received his Masters of Business Administration from Washington University in 1976 and in 1974 received a Bachelor of Arts degree in Economics from the University of Missouri.

DIRECTOR COMPENSATION

    Our employee directors do not receive any compensation for their services as directors. Non-employee directors presently receive compensation of $250.00 per meeting and are entitled to reimbursement of travel and other expenses.

COMMITTEES OF THE BOARD OF DIRECTORS

    The Board of Directors maintains a compensation committee and an audit committee. The compensation committee is composed of Keith R. Holder and R. Brad Stillahn, both non-employee directors. The audit committee is composed of Keith
R. Holder and R. Brad Stillahn, who are both "independent directors" as defined in NASD Rule 4200(a)(15). The primary function of the compensation committee is to review and make recommendations to the Board of Directors with respect to the compensation, including bonuses, of our officers and to administer the grants under our stock option plan. The compensation committee met two times during fiscal 2000. The functions of the audit committee are set out in the Audit Committee Charter, adopted by the Company's Board of Directors on June 12, 2000 and attached hereto as Appendix A, and include the following: reviewing and assessing the Audit Committee Charter annually; reviewing the Company's relationships with its outside auditors and assessing the impact such relationships may have on the auditors' objectivity and independence; taking other appropriate action to oversee the independence of the outside auditors; reviewing and considering the matters identified in Statement on Auditing Standards No. 61 with the outside auditors and management; reviewing and discussing the Company's financial statements with the outside auditors and management; recommending whether the Company's audited financial statements should be included in the Company's Form 10-KSB for filing with the Securities and Exchange Commission; and reporting to the Board of Directors on all such matters. The audit committee met one time during fiscal 2000.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

    Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file. Based solely on our review of copies of such reports received, and representations from certain reporting persons, we believe that, during the last fiscal year, all Section 16(a) filing requirements applicable to our officers, directors and greater than 10% beneficial owners were filed in compliance with all applicable filing requirements.

                             EXECUTIVE COMPENSATION

    The following table sets forth the compensation paid by us for services rendered during the fiscal years ended September 30, 2000, 1999, and 1998, to Nigel V. Alexander and Shawn B. Stickle. No other executive officer earned or was paid compensation of more than $100,000 for the years ended September 30, 2000, 1999 and 1998.

    We pay consulting fees to Octagon Strategies, Inc. for consulting services rendered by Nigel V. Alexander to us. Octagon is a company wholly owned by Nigel
V. Alexander. All amounts reflected in the salary column in the following table paid to Mr. Alexander are consulting fees paid to Octagon for Mr. Alexander's benefit.

                                                                                            ANNUAL
                                                                     FISCAL YEAR         COMPENSATION
                                                                        ENDED        --------------------
                   NAME AND PRINCIPAL POSITION                      SEPTEMBER 30,      SALARY      BONUS
                   ---------------------------                     --------------    ----------  --------
                   Nigel V. Alexander..........................         2000          $ 103,000    11,222
                     Chief Executive Officer, Secretary and             1999          $  45,551        --
                     Treasurer                                          1998          $  40,000        --

                   Shawn B. Stickle............................         2000          $  91,664    10,000
                     President and Chief Operating Officer              1999          $  41,000        --
                                                                        1998          $  36,000        --

    The foregoing compensation tables do not include certain fringe benefits made available on a nondiscriminatory basis to all of our employees such as group health insurance, long-term disability insurance, vacation and sick leave.

EMPLOYMENT AND CONSULTING AGREEMENTS

    Effective January 1, 1999, we entered into three-year agreements with Octagon and Shawn B. Stickle. The agreements require that Messrs. Alexander and Stickle devote their full business time to us, may only be terminated by us for "cause," as defined in the agreements, and may be terminated with or without cause by Octagon or Mr. Stickle. If we terminate the agreements without cause, Octagon and Mr. Stickle are entitled to receive lump sum payments equal to the greater of the compensation payable pursuant to the agreements for the remaining terms thereof or one year's annual payments. The agreements also contain confidentiality and non-compete provisions. The contracts provide for annual salary and consulting payments that are subject to periodic increases from time to time at the sole discretion of the compensation committee of the Board of Directors. In addition, both are eligible to receive bonuses based upon our profitability, growth, share price and other factors determined and adjusted periodically by the compensation committee.


    Effective March 30, 2000, we entered into an agreement with L. Van Page. The agreement requires Mr. Page to devote his full business time to our business, may only be terminated by us or Mr. Page with 180 days prior written notice and immediately by us for "cause" or for Mr. Page's "failure to perform," as defined in the agreement. If the agreement is terminated by us due to Mr. Page's failure to perform, Mr. Page is entitled to receive a lump sum payment equal to six months salary. The agreement also contains confidentiality and non-compete provisions. The contract provides for an annual base salary of $144,000 subject to periodic review at the sole discretion of the compensation committee of the Board of Directors. On January 1, 2001, Mr. Page gave us six months notice of his resignation and he will leave the Company without any termination payment between March 31, 2001 and June 30, 2001.

STOCK OPTION PLAN

    We first adopted our stock option plan in 1997 and adopted an amended and restated stock option plan at our annual shareholder's meeting on March 22, 2000. We currently have 800,000 shares of common stock reserved for issuance under the plan. We grant stock options to any persons who have been employed by us, or a company that we acquire, for more than six months to give them a sense of ownership and to increase their level of commitment to our business.

    The stock option plan provides for the granting of incentive stock options within the meaning of Section 422 of the Internal Revenue Code and non-qualified stock options, reload options and stock appreciation rights. The stock option plan is currently administered by the compensation committee of the board of directors, which determines the terms and conditions of the options granted under the stock option plan, including the exercise price, the number of shares subject to a particular option and the period over which options vest.

    The exercise price of all incentive stock options granted under the stock option plan must be at least equal to the fair market value of our common stock on the date of grant and must be 110% of fair market value when granted to a 10% or more stockholder. Under the stock option plan, the exercise price of all non-qualified stock options granted under the stock option plan may be less than the fair market value of the common stock on the date of grant. The term of all options granted under the stock option plan may not exceed ten years, except the term of incentive stock options granted to a 10% or more stockholder may not exceed five years. The stock option plan may be amended or terminated by the board of directors, but no such action may impair the rights of a participant under a previously granted option.

    The stock option plan provides the board of directors or the compensation committee with the discretion to determine when options granted under the stock option plan shall become exercisable and the vesting period of such options.

    At December 31, 2000 we had issued options to purchase 769,580 shares of common stock under our stock option plan. The options have exercise prices ranging from $0.02 per share to $12.00 per share, with an average exercise price of $6.89 per share. The options expire on various dates between March 30, 2005, and December 27, 2010. Of the issued options, 91,603 had been exercised and 73,900 had been cancelled, which means that 604,077 options are currently issued and outstanding.

    No reload options or stock appreciation rights have been granted pursuant to the stock option plan.

                             PRINCIPAL SHAREHOLDERS

    The following table sets forth certain information regarding beneficial ownership of Multi-Link's common stock, as of December 31, 2000, by:

    o each person who is known by Multi-Link to own beneficially more than 5% of Multi-Link's outstanding common stock,

    o   each of Multi-Link's named executive officers and directors, and

    o   all executive officers and directors as a group.

    Shares of common stock not outstanding but deemed beneficially owned by virtue of the right of an individual to acquire the shares of common stock within 60 days are treated as outstanding only when determining the amount and percentage of common stock owned by such individual. Except as noted below the table, each person has sole voting and investment power with respect to the shares of common stock shown. Unless otherwise shown, the address of each person is 4704 Harlan Street, Suite 420, Denver, Colorado 80212.


                                                                                  NUMBER OF       PERCENT OF
                          NAME AND ADDRESS OF BENEFICIAL OWNER                     SHARES         OUTSTANDING
                  ----------------------------------------------------           ----------      ------------
                  Executive Officers and Directors
                  Nigel V. Alexander............................................   442,250           10.8%
                  Shawn B. Stickle..............................................   552,250           13.5%
                  David J. Cutler...............................................    20,833            0.5%
                  Keith R. Holder...............................................    36,640            0.9%
                    107 Country Club Park Drive, Grand Junction, CO 81503
                  R. Brad Stillahn..............................................    10,000            0.1%
                    3845 Forest, Denver, CO 80207
                  All executive officers and directors as a group (5 persons)... 1,061,973           25.6%
                  Other Beneficial Owners
                  Kennedy Capital Management....................................   246,328            6.0%
                    10829 Olive Blvd, St. Louis, MO 63141-7739
                  Glenayre Technologies, Inc....................................   364,439            8.7%
                    11360 Lakefield Drive, Duluth, GA 30097

    In the foregoing table the common stock beneficially owned by:

        o Nigel V. Alexander and Shawn B. Stickle includes an aggregate of 200,000 shares of common stock held in escrow. As a condition to the initial public offering, Nigel V. Alexander and Shawn B. Stickle were each required to deposit 100,000 shares of common stock in an escrow account pursuant to an agreement with Computershare Trust Company, Inc. and Schneider Securities, Inc., the lead IPO underwriter. The common stock deposited in the escrow account will be released on the earlier to occur of (a) Multi-Link achieving basic net income of at least $1.25 per share and a bid price of at least $25.00 per share for the year ended and as of September 30, 2001, or (b) a property exchange, or sale of all or substantially all of the assets or stock of Multi-Link if any such transaction is approved by the holders of a majority of the outstanding shares of common stock (excluding the shares in escrow), and (c) May 14, 2006. For purposes of determining the release from escrow, net income will include the effects of any extraordinary items and will be based on basic net income per share and on the audited financial statements of Multi-Link for the respective periods. The shares of common stock held in escrow are not transferable or assignable, although the stockholders may vote them. The earnings levels and per share prices set forth above were determined by negotiation between Multi-Link and Schneider Securities, Inc., and should not be construed to imply or predict any future earnings by Multi-Link or the market price of the common stock.

        o Nigel V. Alexander and Shawn B. Stickle includes 10,000 shares underlying options held by each person that are exercisable within the next 60 days.

        o Keith R. Holder includes 26,640 shares beneficially owned by Harbour Settlement, a Jersey Channel Islands Trust established for the benefit of Mr. Holder's children. The table does not include 10,000 shares underlying options that were granted to Mr. Holder personally, and which are not exercisable for the next 60 days, and includes 10,000 shares underlying options, which are exercisable within the next 60 days.

        o R. Brad Stillahn does not include 10,000 shares underlying options that are not exercisable for the next 60 days and includes 10,000 shares underlying options, which are exercisable within the next 60 days.

        o All of the executive officers and directors as a group, includes 60,833 shares of common stock underlying presently exercisable options but does not include 76,667 shares underlying options that are not exercisable within the next 60 days.

        o Glenayre Technologies includes 100,000 shares underlying warrants that are exercisable within the next 60 days.


                                  PROPOSAL TWO

                       APPOINTMENT OF INDEPENDENT AUDITORS

    The board of directors has appointed HEIN + ASSOCIATES LLP as the Company's independent auditors for the fiscal year ending September 30, 2001, and to perform other accounting services. Representatives of HEIN + ASSOCIATES LLP are expected to be present at the Annual Meeting of Shareholders, with the opportunity to make a statement if they so desire and to respond to appropriate shareholder questions.

    Ratification of the appointment requires the affirmative vote of the holders of a majority of the outstanding shares of common stock represented at the Annual Meeting of Shareholders.

AUDIT FEES

    The aggregate fees billed for professional services rendered by HEIN + ASSOCIATES LLP for its audit of the Company's annual financial statements for the fiscal year ending September 30, 2000, and its reviews of the financial statements included in the Company's Forms 10-QSB for that fiscal year, were $60,731.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

    HEIN + ASSOCIATES LLP billed no fees to the Company for financial information systems design and implementation during the most recent fiscal year.

ALL OTHER FEES

    The aggregate fees billed to the Company for all other services rendered by HEIN + ASSOCIATES LLP for the most recent fiscal year were $85,955. These fees related primarily to preparation and review of the Company's tax returns, audits related to acquisitions made by the Company, and services rendered in connection with the Company's initial public offering.

AUDITOR INDEPENDENCE

    The audit committee of the board of directors has considered the effect that provision of the services described under "All Other Fees" may have on the independence of HEIN + ASSOCIATES LLP. The audit committee has determined that provision of those services is compatible with maintaining the independence of HEIN + ASSOCIATES LLP as the Company's principal accountants.

REPORT OF THE AUDIT COMMITTEE

    The role of the Company's Audit Committee, which is composed of two independent non-employee directors, is one of oversight of the Company's management and the Company's outside auditors in regard to the Company's financial reporting and the Company's controls respecting accounting and financial reporting. In performing its oversight function, the Audit Committee relied upon advice and information received in its discussions with the Company's management and independent auditors.

    The Audit Committee has (i) reviewed and discussed the Company's audited financial statements for the fiscal year ended September 30, 2000 with the Company's management; (ii) discussed with the Company's independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 regarding communication with audit committees (Codification of Statements on Auditing Standards, AU sec. 380); and (iii) received the written disclosures and the letter from the Company's independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with the Company's independent accountants the independent accountants' independence.

    Based on the review and discussions with management and the Company's independent auditors referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended September 30, 2000 for filing with the Securities and Exchange Commission.

                                    AUDIT COMMITTEE
                                    Keith R. Holder
                                    R. Brad Stillahn

    THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR RATIFICATION OF THE APPOINTMENT OF HEIN + ASSOCIATES LLP AS INDEPENDENT AUDITORS.

                       SUBMISSION OF SHAREHOLDER PROPOSALS

    Proposals by shareholders of the Company to be presented at the next Annual Meeting of Shareholders must be received by the Company on or before October 24, 2001 to be included in the Company's proxy statement and proxy for that meeting. The proponent must be a record or beneficial owner entitled to vote on his or her proposal at the next annual meeting and must continue to own such security entitling him or her to vote through that date on which the meeting is held. The proponent must own 1% or more of the outstanding shares, or $1,000 in market value, of the Company's common stock and must have owned such shares for one year in order to present a shareholder proposal to the Company.

                                  ANNUAL REPORT

    The Annual Report concerning the operations of the Company during the fiscal year ended September 30, 2000, including a copy of the Form 10-KSB for the year then ended, is being mailed to each shareholder of the Company with the Notice of Annual Meeting and this Proxy Statement. Additional copies of the Annual Report may be obtained upon written request to the Company, at 4704 Harlan Street, Suite 420, Denver, Colorado 80212.

                                 OTHER PROPOSALS

    The board of directors of the Company does not intend to present any business at the meeting other than the matters specifically set forth in this Proxy Statement and knows of no other business to come before the meeting.

                        COSTS AND METHOD OF SOLICITATION

    Solicitation of proxies will be made by preparing and mailing the Notice of Annual Meeting, Proxy and Proxy Statement to shareholders of record as of the close of business on February 15, 2001. The cost of making the solicitation includes the cost of preparing and mailing the Notice of Annual Meeting, Proxy and Proxy Statement, and the payment of charges incurred by brokerage houses and other custodians, nominees and fiduciaries for forwarding documents to shareholders. The Company will bear all expenses incurred in connection with the solicitation of proxies for the annual meeting.

    It is important that your shares are represented and voted at the meeting, whether or not you plan to attend. Accordingly, we respectfully request that you sign, date and mail your Proxy in the enclosed envelope as promptly as possible.

BY ORDER OF THE BOARD OF DIRECTORS

                                                        /s/ Nigel V. Alexander
                                                        Nigel V. Alexander,
                                                        Secretary

February 16, 2001

                                   APPENDIX A

                      MULTI-LINK TELECOMMUNICATIONS, INC.

                            AUDIT COMMITTEE CHARTER
                             (AS OF JUNE 12, 2000)
PURPOSE

         There shall be an Audit Committee of the Board of Directors of Multi-Link Telecommunications, Inc., a Colorado corporation (the "Company").

         The Committee shall have responsibility to oversee the Company's management and outside auditors in regard to corporate accounting and financial reporting. The Committee has the authority to conduct any investigation it deems appropriate, with full access to all books and records, facilities, personnel and outside advisors of the Company. The Committee is empowered to retain outside counsel, auditors or other experts in its discretion.

ORGANIZATION

         The Committee shall consist of at least two directors. A majority of the directors appointed to the Committee shall:

         a) not be disqualified from being an "independent director" within the meaning of Rule 4200 of the NASD Manual, and shall have no relationship with the Company which, in the opinion of the Board, would interfere with the exercise of independent judgment; and

         b) be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement and cash flow statement. If a director is not capable of understanding such fundamental financial statements, he or she must become able to do so within a reasonable period of time after appointment to the Committee.

         At least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting or any other comparable experience or background which results in the director's financial sophistication.

RESPONSIBILITIES

         The Committee recognizes that the preparation of the Company's financial statements and other financial information is the responsibility of the Company's management and that the auditing, or conducting limited reviews, of those financial statements and other financial information is the responsibility of the Company's outside auditors. The Committee's responsibility is to oversee the financial reporting process.

         The Company's management, and its outside auditors, in the exercise of their responsibilities, acquire greater knowledge and more detailed information about the Company and its financial affairs than the members of the Committee. Consequently, the Committee is not responsible for providing any expert or other special assurance as to the Company's financial statements and other financial information or any professional certification as to the outside auditors' work, including without limitation their reports on and limited reviews of, the Company's financial statements and other financial information.

         In carrying out its oversight responsibilities, the Committee shall:

         a) review and reassess the adequacy of the Audit Committee Charter annually;

         b) require that the outside auditors provide the Committee with a formal written statement delineating all relationships between the outside auditors and the Company, consistent with Independence Standards Board Standard No. 1, and discuss with the outside auditors their independence;

         c) actively engage in a dialogue with the outside auditors regarding any disclosed relationships or services that may impact the objectivity and independence of the outside auditors;

         d) take, or recommend that the full Board take, appropriate action to oversee the independence of the outside auditors;

                                   APPENDIX A

         e) review and consider the matters identified in Statement on Auditing Standards No. 61 with the outside auditors and management;

         f) review and discuss the Company's audited financial statements that are to be included in the Company's Form 10-KSB with the outside auditors and management and determine whether to recommend to the Board of Directors that the financial statements be included in the Company's Form 10-KSB for filing with the Securities and Exchange Commission; and

         g) review, or the Committee's Chairman shall review, any matters identified by the outside auditors pursuant to Statement on Auditing Standards No. 71 regarding the Company's interim financial statements. Any such review shall occur prior to the filing of such interim financial statements on the Company's Form 10-QSB.

         The outside auditors are ultimately accountable to the Board and the Committee, as representatives of the shareholders. The Board and the Committee have ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditors, and, if applicable, to nominate the outside auditors to be proposed for approval by the shareholders in any proxy statement.

                       MULTI-LINK TELECOMMUNICATIONS, INC.

                  PROXY SOLICITED BY MANAGEMENT OF THE COMPANY

    The undersigned shareholder of Multi-Link Telecommunications, Inc., a Colorado corporation (the "Company"), hereby appoints Nigel V. Alexander or Shawn B. Stickle as nominee of the undersigned to attend, vote and act for and in the name of the undersigned at the Annual Meeting of Shareholders of the Company to be held at the Company's offices at 4704 Harlan Street, Suite 420, Denver, Colorado, on March 22, 2001, at 2:00 p.m. (local time), and at every adjournment thereof, and the undersigned hereby revokes any former proxy given to attend and vote at the meeting.

    THE NOMINEE IS HEREBY INSTRUCTED TO VOTE AS FOLLOWS WITH RESPECT TO THE FOLLOWING MATTERS:

1. TO ELECT NIGEL V. ALEXANDER AS A DIRECTOR OF THE COMPANY.

[ ] FOR                              [ ] AGAINST                   [ ] ABSTAIN


2. TO RATIFY THE APPOINTMENT OF HEIN + ASSOCIATES LLP AS INDEPENDENT AUDITORS OF THE COMPANY.

[ ] FOR                              [ ] AGAINST                   [ ] ABSTAIN

                (continued and to be signed on the reverse side)

THIS PROXY WILL BE VOTED FOR OR AGAINST OR WITHHELD OR ABSTAINED IN RESPECT OF THE MATTERS LISTED IN ACCORDANCE WITH THE CHOICE, IF ANY, INDICATED IN THE SPACE PROVIDED. IF NO CHOICE IS INDICATED, THIS PROXY WILL BE VOTED FOR SUCH MATTER. IF ANY AMENDMENTS OR VARIATIONS ARE TO BE VOTED ON, OR ANY FURTHER MATTERS COME BEFORE THE MEETING, THIS PROXY WILL BE VOTED ACCORDING TO THE BEST JUDGMENT OF THE PERSON VOTING THE PROXY AT THE MEETING. THIS FORM SHOULD BE READ IN CONJUNCTION WITH THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

                                             Dated this   day of         , 2001.

                                             -----------------------------------
                                             Signature of Shareholder

                                             -----------------------------------
                                             (Please print name of Shareholder)

                                             1. Please date and sign (exactly
                                                as the shares represented by
                                                this Proxy are registered) and
                                                return promptly. Where the
                                                instrument is signed by a
                                                corporation, its corporate seal
                                                must be affixed and execution
                                                must be made by an officer or
                                                attorney thereof duly
                                                authorized. If no date is stated
                                                by the Shareholder, the Proxy is
                                                deemed to bear the date upon
                                                which it was mailed by the
                                                Company to the Shareholder.

                                             2. To be valid, this Proxy form,
                                                duly signed and dated, must
                                                arrive at the office of the
                                                Company's transfer agent,
                                                Computershare Trust
                                                Company, Inc., P.O. Box 1596,
                                                Denver, Colorado 80201-1596 not
                                                less than forty-eight (48) hours
                                                (excluding Saturdays, Sundays
                                                and holidays) before the day of
                                                the Annual Meeting or any
                                                adjournment thereof.